UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 4, 2023

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)Annual Shareholders' Meeting.

The annual shareholders' meeting of Boise Cascade Company (the “Company”) was held via webcast on May 4, 2023. The matters submitted to a vote of the Company’s shareholders at the Company’s annual meeting are set forth in clause (b) below and are described in detail in the Company’s definitive 2023 Notice of Annual Shareholders’ Meeting and Proxy Statement (the “Proxy Statement”).

(b)Voting Results.

Proposal No. 1 - Election of Twelve Directors

Shareholders elected twelve directors: Thomas Carlile, Steven Cooper, Craig Dawson, Karen Gowland, David Hannah, Mack Hogans, Amy Humphreys, Nate Jorgensen, Kristopher Matula, Duane McDougall, Christopher McGowan, and Sue Taylor, each to serve a one-year term expiring at the Company’s annual meeting in 2024. The final voting results with respect to each director-nominee are set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas Carlile	34,622,811	912,620	45,199	1,105,045
Steven Cooper	35,245,654	289,881	45,095	1,105,045
Craig Dawson	35,285,081	250,126	45,423	1,105,045
Karen Gowland	34,540,922	999,094	40,614	1,105,045
David Hannah	34,622,715	912,490	45,425	1,105,045
Mack Hogans	30,863,595	4,671,319	45,716	1,105,045
Amy Humphreys	35,316,542	223,290	40,798	1,105,045
Nate Jorgensen	35,272,893	262,551	45,186	1,105,045
Kristopher Matula	34,624,157	912,328	44,145	1,105,045
Duane McDougall	34,322,131	1,213,448	45,051	1,105,045
Christopher McGowan	34,968,121	567,501	45,008	1,105,045
Sue Taylor	35,315,087	224,772	40,771	1,105,045

Proposal No. 2 - Advisory Vote to Approve Executive Compensation

The nonbinding advisory proposal to approve the compensation of our named executive officers as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
33,421,071	2,076,468	83,091	1,105,045

Proposal No. 3 - Ratification of Independent Accountant for 2023

The proposal requesting ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
36,292,385	350,382	42,908	—

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel and Secretary
Date: May 5, 2023